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March 10, 2006

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:  MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT D
     Merrill Lynch IRA Annuity - 333-91098
     Merrill Lynch Investor Choice - IRA Series - 333-119364

Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the semi-annual/annual reports for the period ended December 31, 2005, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS:

AIM Basic Value Fund
AIM Mid Cap Core Equity Fund
The American Funds -The Bond Fund of America
The American Funds - The Investment Company of America
Cohen & Steers - Realty Income Fund, Inc.
Columbia Acorn Trust - Columbia Acorn USA
Dreyfus Appreciation Fund, Inc.
Lord Abbett Bond Debenture Fund, Inc.
Lord Abbett Mid-Cap Value Fund, Inc.
Merrill Lynch Ready Assets Trust
Merrill Lynch Index Funds, Inc. - S&P 500 Index Fund
Merrill Lynch International Index Fund
Merrill Lynch Small Cap Index Fund
Pioneer Fund
Seligman Value Fund Series, Inc - Seligman Smaller-Cap Value Fund
Van Kampen Comstock Fund
Van Kampen Equity and Income Fund

SEMI ANNUAL REPORT MAILINGS

Delaware Group Equity Funds III-Delaware Trend Fund

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Merrill Lynch Basic Value Fund, Inc.
Merrill Lynch Low Duration Fund
Merrill Lynch Global SmallCap Fund, Inc.
Oppenheimer Main Street Small Cap Fund
Allianz Funds - OCC Renaissance Fund
Allianz Funds - NFJ Small Cap Value Fund
Putnam International Equity Fund

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534